CORNING Clinical
        Laboratories


             Corning Clinical Laboratories/Corning Nichols Institute
                     1996 Management Incentive Plan Document
              (For Use of Employees of Corning Nichols Institute)



Employee Name:           ((Last_Name)), ((First_Name))
Target Level:            ((Bon_Tgt_))%
Business Unit:           ((Business_Unit_Name))


Purpose of the Plan

The purpose of the 1996 CCL/CNI Management Incentive Plan is to improve profitability by rewarding participants for their contribution in meeting or exceeding annually established financial and other performance objectives. The reward will be in the form of an annual cash bonus.


Performance Objectives

The 1996 Management Incentive Plan has three performance objectives:

o    Achievement of CCL/CNI Operating Margin Target

o    Achievement of Business Unit Operating Financial Target

o    Achievement of Individual Performance Objectives

o 20% of the participating employee's incentive award shall be determined by CCL/CNI 1996 year-end operating margin as measured against the 1996 Plan (See Attachment A)

o 30% of the participating employee's incentive award shall be determined by Business Unit 1996 year-end financial targets as measured against the 1996 Plan (See Attachment A)

o 50% of the participating employee's incentive award shall be determined by the individual's actual performance measured against specific objectives set forth by the employee's immediate supervisor.


Individual Performance Objectives

The results of this measure are incorporated into the final award determination process through an IPF (individual performance factor). The IPF recognizes the achievement of CCL/CNI profitability objectives as well as the employee's personal objective achievements. The factor is submitted to Corporate Compensation at the close of

1996 by the employee's supervisor, with the approval of the General Manager. The individual performance factor (IPF) score may vary from 50% to 150%.

IPF's, by design, should include a good mix of solid, objective, calculated measures and subjective assessments of how well a participant performed against their overall short and long term personal and unit measures.

We will use the following test as a logic check for proposed IPF's:


            150%                Very unusual, extraordinary

            125%

            100%                Normal Range

            75%

            50%                 Very unusual, poor performance




Determination of Awards:  Sample Calculation

Following is a generic example of the award determination process. This example is not personalized for each participant.

Sample Salary and Award Target Assumptions:

o    Assume a year-end salary of $75,000

o    Assume a target level of 15%

o    Target award equals $11,250; $75,000 X 15%

Sample Performance Assumptions:

o Assume the actual 1996 year-end OM for CCL/CNI yields a performance adjustment factor of 100%

o Assume the actual 1996 year-end OM for the business unit yields a performance adjustment factor of 125%

o    Assume the IPF rating is 90%

Sample Award Calculation:

                         1996 Management Incentive Award


Year-End Salary:  $75,000   Bonus Target:   15%
                            Bonus Target Amount (1X):  $11,250.00

                          ------------------------------------------------------
                          Individual     Business Unit  CCL/CNI       Total
--------------------------------------------------------------------------------
Weighting                  50%           30%            20%           100%
--------------------------------------------------------------------------------
Target Award (1X)          $5,625.00     $3,375.00      $2,250.00     $11,250.00
--------------------------------------------------------------------------------
Performance Adjustment     90%           125%           100%
Factor
--------------------------------------------------------------------------------
Total Award                $5,062.50     $4,218.75      $2,250.00     $11,531.25
                           =========     =========      =========     ==========
--------------------------------------------------------------------------------

Definition of Terms

Year-End Salary:  Base salary effective as of December 31, 1996.

Plan Year: CCL/CNI fiscal year; January 1, 1996 through December 31, 1996.


Award Adjustments

o Awards will be prorated to reflect date of hire, transfer between business units and promotions which impact the target level. Proration of awards is determined as follows:

     o If action (hire, promotion, transfer) occurs during the first quarter of 1996, no proration will occur.

     o If a participant is hired or promoted to an MIP eligible position (from an ineligible position) during the second or third quarter of 1996 (April 1996 to September 1996), the award will be prorated to reflect the number of months spent in the MIP eligible position.

     o If a participant is transferred across business units, or promoted to a position with a different MIP target, during the second or third quarter of 1996, the award will be prorated to reflect the number of months spent at each business unit/target level.

     o If action (hire, promotion, transfer) occurs during the fourth quarter of 1996, the award will be prorated as follows:

          o New hires or promotions into MIP eligible positions will not be eligible to participate in the Plan until 1997

          o Transfers or promotions to a new target level will not be reflected in 1996 award, but will become effective in 1997.

If an employee voluntarily terminates employment with CCL/CNI prior to the payout date, they shall be ineligible for an award.

Plan Amendment or Termination

The Chairman and CEO may amend or terminate this plan at any time.

CORNING Clinical
        Laboratories

             Corning Clinical Laboratories/Corning Nichols Institute
                     1996 Management Incentive Plan Document
     (For Use of Employees of Corning Clinical Laboratories Business Units)



Employee Name:           ((Last_Name)), ((First_Name))
Target Level:            ((Bon_Tgt_))%
Business Unit:           ((Business_Unit_Name))


Purpose of the Plan

The purpose of the 1996 CCL/CNI Management Incentive Plan is to improve profitability by rewarding participants for their contribution in meeting or exceeding annually established financial and other performance objectives. The reward will be in the form of an annual cash bonus.


Performance Objectives

The 1996 Management Incentive Plan has three performance objectives:

     o    Achievement of CCL/CNI Operating Margin Target

     o    Achievement of Business Unit Operating Margin Target

     o    Achievement of Individual Performance Objectives

o 20% of the participating employee's incentive award shall be determined by CCL/CNI 1996 year-end operating margin as measured against the 1996 Plan (See Attachment A)

o 30% of the participating employee's incentive award shall be determined by Business Unit 1996 year-end operating margin as measured against the 1996 Plan (See Attachment A)

o 50% of the participating employee's incentive award shall be determined by the individual's actual performance measured against specific objectives set forth by the employee's immediate supervisor.


Individual Performance Objectives

The results of this measure are incorporated into the final award determination process through an IPF (individual performance factor). The IPF recognizes the achievement of CCL/CNI profitability objectives as well as the employee's personal objective achievements. The factor is submitted to Corporate Compensation at the close of 1996 by the employee's supervisor, with the approval of the General Manager. The individual performance factor (IPF) score may vary from 50% to 150%.

IPF's, by design should include a good mix of solid, objective, calculated measures and subjective assessments of how well a participant performed against their overall short and long term personal and unit measures.

We will use the following test as a logic check for proposed IPF's:


             150%                    Very unusual, extraordinary

             125%

             100%                    Normal Range

             75%

             50%                     Very unusual, poor performance


Determination of Awards:  Sample Calculation

Following is a generic example of the award determination process. This example is not personalized for each participant.

Sample Salary and Award Target Assumptions:

o    Assume a year-end salary of $75,000

o    Assume a target level of 15%

o    Target award equals $11,250;   $75,000 X 15%

Sample Performance Assumptions:

o Assume the actual 1996 year-end OM for CCL/CNI yields a performance adjustment factor of 100%

o Assume the actual 1996 year-end OM for the business unit yields a performance adjustment factor of 125%

o    Assume the IPF rating is 90%

Sample Award Calculation:

                         1996 Management Incentive Award


Year-End Salary:  $75,000   Bonus Target:   15%
                            Bonus Target Amount (1X):  $11,250.00

                         -------------------------------------------------------
                          Individual   Business Unit   CCL/CNI      Total
--------------------------------------------------------------------------------
Weighting                 50%          30%             20%          100%
--------------------------------------------------------------------------------
Target Award (1X)         $5,625.00    $3,375.00       $2,250.00    $11,250.00
--------------------------------------------------------------------------------
Performance Adjustment    90%          125%            100%
Factor
--------------------------------------------------------------------------------
Total Award               $5,062.50    $4,218.75       $2,250.00    $11,531.25
                          =========    =========       =========    ==========
--------------------------------------------------------------------------------

Definition of Terms

Year-End Salary:  Base salary effective as of December 31, 1996.

Plan Year: CCL/CNI fiscal year; January 1, 1996 through December 31, 1996.


Award Adjustments

o Awards will be prorated to reflect date of hire, transfer between business units and promotions which impact the target level. Proration of awards is determined as follows:

     o If action (hire, promotion, transfer) occurs during the first quarter of 1996, no proration will occur.

     o If a participant is hired or promoted to an MIP eligible position (from an ineligible position) during the second or third quarter of 1996 (April 1996 to September 1996), the award will be prorated to reflect the number of months spent in the MIP eligible position.

     o If a participant is transferred across business units, or promoted to a position with a different MIP target, during the second or third quarter of 1996, the award will be prorated to reflect the number of months spent at each business unit/target level.

     o If action (hire, promotion, transfer) occurs during the fourth quarter of 1996, the award will be prorated as follows:

          o New hires or promotions into MIP eligible positions will not be eligible to participate in the Plan until 1997

          o Transfers or promotions to a new target level will not be reflected in 1996 award, but will become effective in 1997.

If an employee voluntarily terminates employment with CCL/CNI prior to the payout date, they shall be ineligible for an award.

Plan Amendment or Termination

The Chairman and CEO may amend or terminate this plan at any time.

CORNING Clinical
        Laboratories


             Corning Clinical Laboratories/Corning Nichols Institute
                     1996 Management Incentive Plan Document
                 (For Use of Employees of the Corporate Staff)



Employee Name:           ((Last_Name)), ((First_Name))
Target Level:            ((Bon_Tgt_))%
Business Unit:           ((Business_Unit_Name))


Purpose of the Plan

The purpose of the 1996 CCL/CNI Management Incentive Plan is to improve profitability by rewarding participants for their contribution in meeting or exceeding annually established financial and other performance objectives. The reward will be in the form of an annual cash bonus.


Performance Objectives

The 1996 Management Incentive Plan has two performance objectives:

     o    Achievement of CCL/CNI Operating Margin Target

     o    Achievement of Individual Performance Objectives

o 50% of the participating employee's incentive award shall be determined by CCL/CNI 1996 year-end operating margin as measured against the 1996 Plan (See Attachment A)

o 50% of the participating employee's incentive award shall be determined by the individual's actual performance measured against specific objectives set forth by the employee's immediate supervisor.


Individual Performance Objectives

The results of this measure are incorporated into the final award determination process through an IPF (individual performance factor). The IPF recognizes the achievement of CCL/CNI profitability objectives as well as the employee's personal objective achievements. The factor is submitted to Corporate Compensation at the close of 1996 by the employee's supervisor, with the approval of the General Manager. The individual performance factor (IPF) score may vary from 50% to 150%.

IPF's, by design, should include a good mix of solid, objective calculated measures and subjective assessments of how well a participant performed against their overall short and long term personal and unit measures.

We will use the following test as a logic check for proposed IPF's:


            150%                     Very unusual, extraordinary

            125%

            100%                     Normal Range

            75%

            50%                      Very unusual, poor performance




Determination of Awards:  Sample Calculation

Following is a generic example of the award determination process. This example is not personalized for each participant.

Sample Salary and Award Target Assumptions:

o    Assume a year-end salary of $75,000

o    Assume a target level of 15%

o    Target award equals $11,250;   $75,000 X 15%

Sample Performance Assumptions:

o    Assume the actual 1996 year-end OM for CCL/CNI yields an award score of
     125%

o    Assume the IPF rating is 90%

Sample Award Calculation:

                         1996 Management Incentive Award


Year-End Salary:  $75,000   Bonus Target:   15%
                            Bonus Target Amount (1X):  $11,250.00

                        --------------------------------------------------------
                        Individual            CCL/CNI               Total
--------------------------------------------------------------------------------
Weighting               50%                   50%                   100%
--------------------------------------------------------------------------------
Target Award (1X)       $5,625.00             $5,625.00             $11,250.00
--------------------------------------------------------------------------------
Performance Adjustment  90%                   125%
Factor
--------------------------------------------------------------------------------
Total Award             $5,062.50             $7,031.25             $12,093.75
                        =========             =========             ==========
--------------------------------------------------------------------------------

Definition of Terms

Year-End Salary:  Base salary effective as of December 31, 1996.

Plan Year: CCL/CNI fiscal year;  January 1, 1996 through December 31, 1996.


Award Adjustments

o Awards will be prorated to reflect date of hire, transfer between business units and promotions which impact the target level. Proration of awards is determined as follows:

     o If action (hire, promotion, transfer) occurs during the first quarter of 1996, no proration will occur.

     o If a participant is hired or promoted to an MIP eligible position (from an ineligible position) during the second or third quarter of 1996 (April 1996 to September 1996), the award will be prorated to reflect the number of months spent in the MIP eligible position.

     o If a participant is transferred across business units, or promoted to a position with a different MIP target, during the second or third quarter of 1996, the award will be prorated to reflect the number of months spent at each business unit/target level.

     o If action (hire, promotion, transfer) occurs during the fourth quarter of 1996, the award will be prorated as follows:

          o New hires or promotions into MIP eligible positions will not be eligible to participate in the Plan until 1997

          o Transfers or promotions to a new target level will not be reflected in 1996 award, but will become effective in 1997.

If an employee voluntarily terminates employment with CCL/CNI prior to the payout date, they shall be ineligible for an award.


Plan Amendment or Termination

The Chairman and CEO may amend or terminate this plan at any time.